SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                            COMTEX NEWS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-10541                  13-3055012
(State or other jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)


4900 Seminary Road, Suite 800, Alexandria, Virginia                  22311
   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (703) 820-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Dislosure.

         On August 5, 2003, Comtex News Network, Inc. (the "Company") issued a press release announcing that the Company's executive, marketing and sales offices will be moving to New York City. The press release also announced certain management changes. The press release is attached to this report as
Exhibit 99.


Item 7.  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

         Exhibit No.                        Description

            99                           Press release dated August 5, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COMTEX NEWS NETWORK, INC.



DATE:  August 5, 2003                       By: /s/ Stephen Ellis
                                               ---------------------------------
                                               Stephen Ellis
                                               Chairman of the Board

                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

         Exhibit No.                        Description

            99                 Press Release issued by Comtex News Network, Inc.
                               on August 5, 2003